UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2012

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2012 Annual Meeting of Stockholders of WebMD Health Corp. (the “2012 Annual Meeting”), held on July 24, 2012, stockholders of WebMD approved an amendment (the “Increase Amendment”) to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Plan”). The Increase Amendment increased the total number of shares of WebMD Common Stock issuable under the 2005 Plan by 1,875,000 shares. In addition, effective upon approval of the Increase Amendment, the 2005 Plan was amended to apply, to the additional shares, the existing 20% limit (the “Full Value Award Limit”) on the shares available for grant as restricted stock and similar awards for which no exercise or purchase price is payable (often referred to as Full Value Awards).

To the extent required by Item 5.02 of Form 8-K, the descriptions of the Increase Amendment and the Full Value Award Limit in “Proposal 3” in the Proxy Statement with respect the 2012 Annual Meeting, filed by WebMD with the Securities and Exchange Commission on June 18, 2012, are incorporated by reference into this Item 5.02 pursuant to General Instruction B.3 of Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2012 Annual Meeting, stockholders of WebMD: (i) elected the four nominated Class I directors; (ii) voted, on an advisory basis, to approve WebMD’s executive compensation; (iii) approved the Increase Amendment described in Item 5.02 of this Current Report; and (iv) ratified the appointment of Ernst & Young LLP as WebMD’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The results of the voting were as follows:

Proposal 1 — To elect as Class I directors for a three-year term:

Mark J. Adler, M.D.	— votes FOR	36,046,050
	— votes withheld	1,806,116
	— broker non-votes	7,532,490

Neil F. Dimick	— votes FOR	34,789,270
	— votes withheld	3,062,896
	— broker non-votes	7,532,490

James V. Manning	— votes FOR	36,137,708
	— votes withheld	1,714,458
	— broker non-votes	7,532,490

Joseph E. Smith	— votes FOR	36,047,229
	— votes withheld	1,804,937
	— broker non-votes	7,532,490

Proposal 2 — Advisory vote to approve WebMD’s executive compensation (commonly referred to as a Say-on-Pay Vote):

Votes FOR:	26,686,070
Votes AGAINST:	11,097,667
Abstentions:	68,428
Broker non-votes:	7,532,491

Proposal 3 — To ratify and approve an amendment to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan to increase the number of shares of WebMD Common Stock issuable under that Plan by 1,875,000 shares:

Votes FOR:	26,498,238
Votes AGAINST:	11,281,857
Abstentions:	72,070
Broker non-votes:	7,532,491

Proposal 4 — To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as our independent auditor for the fiscal year ending December 31, 2012:

Votes FOR:	45,107,267
Votes AGAINST:	243,196
Abstentions:	34,193
Broker non-votes:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: July 25, 2012	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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